                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                      FORM 8-K/A


                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported) MARCH 15, 1996
- --------------------------------------------------------------------------------


                               CANTEL INDUSTRIES, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in its character)



         DELAWARE                     0-6132                   22-1760285
- -----------------------------    ----------------    ---------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)



  1135 BROAD STREET, CLIFTON, NEW JERSEY                            07013
- -------------------------------------------------    ---------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code 201-470-8700
                                                   ------------


- --------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS. The following financial statements of MediVators are filed as part of this Current Report on Form 8-K:

               (1) The Consolidated Financial Statements of MediVators, Inc. ("MediVators") for the fiscal years ended December 31, 1994 and December 31, 1993. Incorporated herein by reference to Item 7 of the Annual Report on Form 10-KSB of MediVators for the fiscal year ended December 31, 1994.

               (2) The Consolidated Financial Statements of MediVators for the nine months ended September 30, 1995. Incorporated herein by reference to Part I of the Quarterly Report on Form 10-QSB of MediVators for the quarterly period ended September 30, 1995.

               (3) Audited Consolidated Financial Statements of MediVators for the fiscal years ended July 31, 1995 and July 31, 1994 will be included herein by amendment to be filed within 60 days of the date this report was required to be filed.

          (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma statements of the Company are filed as part of this Current Report on Form 8-K:

               (1) The unaudited pro forma combined condensed statements of operations of the Company for the fiscal years ended July 31, 1995, 1994, and 1993 and the three month periods ended October 31, 1995 and 1994, and the unaudited pro forma combined condensed balance sheet of the Company as at October 31, 1995. Incorporated herein by reference to the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 (No. 33-64727) effective February 8, 1996.

               (2) Annexed hereto and filed herewith are the unaudited pro forma combined condensed statements of operations of the Company for the six month periods ended January 31, 1996 and 1995, and the unaudited pro forma combined condensed balance sheet of the Company as at January 31, 1996.

          (c)  EXHIBITS.  The following exhibits are filed herewith:

               (1) The Merger Agreement. Incorporated herein by reference to Annex I to the Proxy Statement/Prospectus included in the S-4. combined condensed balance sheet of the Company as at January 31, 1996.

                               CANTEL INDUSTRIES, INC.

                 UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                   JANUARY 31, 1996

                                        ASSETS



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------   GIVING EFFECT TO    PRO FORMA
                                                      CANTEL   MEDIVATORS      THE MERGER      COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Current Assets:
  Cash and cash equivalents. . . . . . . . . . . .   $   236      $   244                         $   480
  Accounts receivable, net . . . . . . . . . . . .     4,692          504       $  (102)(C)         5,094
  Inventories. . . . . . . . . . . . . . . . . . .     7,377        1,422                           8,799
  Prepaid expenses and other current assets. . . .       658           49                             707
                                                     -------      -------       -------           -------
Total current assets . . . . . . . . . . . . . . .    12,963        2,219          (102)           15,080
Property and equipment, net. . . . . . . . . . . .       437          388                             825
Other assets . . . . . . . . . . . . . . . . . . .       941           43                             984
                                                     -------      -------       -------           -------
                                                     $14,341      $ 2,650       $  (102)          $16,889
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable . . . . . . . . . . . . . . . .   $ 2,109      $   493       $    98 (B)(C)    $ 2,700
  Compensation payable . . . . . . . . . . . . . .       697          111                             808
  Other accrued expenses . . . . . . . . . . . . .       425           78                             503
                                                     -------      -------       -------           -------
Total current liabilities. . . . . . . . . . . . .     3,231          682            98             4,011
Long-term debt . . . . . . . . . . . . . . . . . .     4,441                                        4,441
Other long-term liabilities. . . . . . . . . . . .        98                                           98
Stockholders' equity:
  Preferred Stock, $1.00 par value . . . . . . . .      --                                           --
  Common Stock, $.10 par value . . . . . . . . . .       277                        100 (A)           377
  Series A Common Stock, $.01 par value. . . . . .                     39           (39)(A)          --
  Series B Common Stock, $.01 par value. . . . . .                   --                              --
  Additional capital . . . . . . . . . . . . . . .     8,546        7,957           (61)(A)        16,442
  Deferred compensation. . . . . . . . . . . . . .                     (5)                             (5)
  Accumulated deficit. . . . . . . . . . . . . . .      (933)      (6,023)         (200)(B)        (7,156)
  Cumulative foreign currency translation
   adjustment. . . . . . . . . . . . . . . . . . .    (1,319)                                      (1,319)
                                                     -------      -------       -------           -------
Total stockholders' equity . . . . . . . . . . . .     6,571        1,968          (200)            8,339
                                                     -------      -------       -------           -------
                                                     $14,341      $ 2,650       $  (102)          $16,889
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------


                               CANTEL INDUSTRIES, INC.

            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED JANUARY 31, 1996



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------  GIVING EFFECT TO    PRO FORMA
                                                      CANTEL   MEDIVATORS    THE MERGER(D)     COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales. . . . . . . . . . . . . . . . . . . . .   $12,205      $ 1,897       $ (150)(F)        $13,952
Cost of sales. . . . . . . . . . . . . . . . . . .     8,280        1,195         (150)(F)          9,325
                                                     -------      -------       -------           -------
Gross profit . . . . . . . . . . . . . . . . . . .     3,925          702          --               4,627
Expenses:
  Shipping and warehouse . . . . . . . . . . . . .       379                                          379
  Selling. . . . . . . . . . . . . . . . . . . . .     1,967          315                           2,282
  General and administrative . . . . . . . . . . .     1,204          458                           1,662
  Research and development . . . . . . . . . . . .                    150                             150
                                                     -------      -------       -------           -------
Total operating expenses . . . . . . . . . . . . .     3,550          923          --               4,473
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 other (income) expense and income taxes . . . . .       375         (221)         --                 154
Other (income) expense:
  Interest (income) expense. . . . . . . . . . . .       120           (1)                            119
  Other. . . . . . . . . . . . . . . . . . . . . .                      1                               1
                                                     -------      -------       -------           -------
                                                         120         --            --                 120
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 income taxes. . . . . . . . . . . . . . . . . . .       255         (221)         --                  34
Income taxes . . . . . . . . . . . . . . . . . . .         1                                            1
                                                     -------      -------       -------           -------
Net income (loss) from continuing operations . . .   $   254      $  (221)      $  --             $    33
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------
Earnings per common share from
 continuing operations:
  Primary. . . . . . . . . . . . . . . . . . . . .   $   .08                                      $   .01
                                                     -------                                      -------
                                                     -------                                      -------
  Fully diluted. . . . . . . . . . . . . . . . . .   $   .08                                      $   .01
                                                     -------                                      -------
                                                     -------                                      -------
Weighted average number of common and
 common equivalent shares outstanding:
  Primary. . . . . . . . . . . . . . . . . . . . .     3,283                     1,024(H)           4,307 (E)
  Fully diluted. . . . . . . . . . . . . . . . . .     3,303                     1,024(H)           4,327 (E)


                               CANTEL INDUSTRIES, INC.

            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED JANUARY 31, 1995



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------  GIVING EFFECT TO     PRO FORMA
                                                      CANTEL   MEDIVATORS    THE MERGER(D)     COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales. . . . . . . . . . . . . . . . . . . . .   $14,751      $ 1,855       $  (307)(F)       $16,299
Cost of sales. . . . . . . . . . . . . . . . . . .    10,086        1,233          (307)(F)        11,012
                                                     -------      -------       -------           -------
Gross profit . . . . . . . . . . . . . . . . . . .     4,665          622          --               5,287
Expenses:
  Shipping and warehouse . . . . . . . . . . . . .       390                                          390
  Selling. . . . . . . . . . . . . . . . . . . . .     2,092          302                           2,394
  General and administrative . . . . . . . . . . .     1,188          580                           1,768
  Research and development . . . . . . . . . . . .                    153                             153
                                                     -------      -------       -------           -------
Total operating expenses . . . . . . . . . . . . .     3,670        1,035          --               4,705
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 other (income) expense and income taxes . . . . .       995         (413)         --                 582
Other (income) expense:
  Interest (income) expense. . . . . . . . . . . .       213           (5)                            208
  Other. . . . . . . . . . . . . . . . . . . . . .                      1                               1
                                                     -------      -------       -------           -------
                                                         213           (4)         --                 209
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 income taxes. . . . . . . . . . . . . . . . . . .       782         (409)         --                 373
Income taxes . . . . . . . . . . . . . . . . . . .       417                                          417
                                                     -------      -------       -------           -------
Net income (loss) from continuing operations . . .   $   365      $  (409)      $  --             $   (44)
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------
Earnings (loss) per common share from
 continuing operations:
  Primary. . . . . . . . . . . . . . . . . . . . .   $   .12                                      $  (.01)
                                                     -------                                      -------
                                                     -------                                      -------
  Fully diluted. . . . . . . . . . . . . . . . . .   $   .12                                      $  (.01)
                                                     -------                                      -------
                                                     -------                                      -------
Weighted average number of common and
 common equivalent shares outstanding:
  Primary. . . . . . . . . . . . . . . . . . . . .     3,118                       608(H)(I)        3,726 (E)
  Fully diluted. . . . . . . . . . . . . . . . . .     3,118                       608(H)(I)        3,726 (E)


                               CANTEL INDUSTRIES, INC.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

- --------------------

(A) To record 997,158 shares of Cantel Stock issued to MediVators stockholders.

(B) To record anticipated direct costs associated with the Merger.

(C) To eliminate intercompany accounts and note receivable and accounts and note payable between Cantel and MediVators.

(D) The Unaudited Pro Forma Combined Condensed Statements of Operations do not include the anticipated direct costs associated with the Merger since they are non-recurring items.

(E) Weighted average number of shares for the combined company consists of the outstanding shares of Cantel, and outstanding shares of MediVators converted into Cantel shares at the rate of .2571 shares of Cantel Stock for each outstanding share of MediVators Series A Stock and .7713 shares of Cantel Stock for each outstanding share of MediVators Series B Stock. The outstanding MediVators Convertible Securities which are considered common stock equivalents are not included in the computation of primary or fully diluted earnings per share for the six months ended January 31, 1995 since they would be antidilutive upon conversion into Cantel Convertible Securities.

(F) To eliminate intercompany sales between Cantel and MediVators.

(G) In order to effect the Unaudited Pro Forma Combined Condensed Balance Sheet as of January 31, 1996 (Cantel quarter-end), the balance sheets of Cantel and MediVators were combined as of January 31, 1996. In order to effect the Unaudited Pro Forma Combined Condensed Statements of Operations for the six month periods ended January 31, 1996 and 1995 (Cantel quarter-end), the operating results for Cantel and MediVators were combined for the six month periods ended January 31.

(H) To reflect weighted average new Cantel shares and dilutive Convertible Securities issued in exchange for the MediVators shares.

(I) To eliminate Cantel Convertible Securities from the calculation of weighted average shares outstanding for the six months ended January 31, 1996 since they are antidilutive due to the combined net loss from continuing operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CANTEL INDUSTRIES, INC.



                                       By:/s/ James P. Reilly
                                          -----------------------
                                          James P. Reilly,
                                          President

Dated:  April 15, 1996